                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-3848
                                   ------------


                   RIVERSOURCE HIGH YIELD INCOME SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


  50606 Ameriprise Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     5/31
                         --------------
Date of reporting period:    5/31
                         --------------

Annual Report
                                                          RIVERSOURCE [LOGO](SM)
                                                                 INVESTMENTS

RIVERSOURCE(SM)
HIGH YIELD BOND FUND

--------------------------------------------------------------------------------

      ANNUAL REPORT FOR THE
      PERIOD ENDED MAY 31, 2006

>     RIVERSOURCE HIGH YIELD BOND FUND
      SEEKS TO PROVIDE SHAREHOLDERS WITH
      HIGH CURRENT INCOME AS ITS PRIMARY
      OBJECTIVE AND, AS ITS SECONDARY
      OBJECTIVE, CAPITAL GROWTH.

--------------------------------------------------------------------------------

      (This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

TABLE OF CONTENTS

Fund Snapshot ............................................................    2

Performance Summary ......................................................    4

Questions & Answers with Portfolio Management ............................    5

The Fund's Long-term Performance .........................................    8

Investments in Securities ................................................   10

Financial Statements .....................................................   20

Notes to Financial Statements ............................................   24

Report of Independent Registered Public Accounting Firm ..................   38

Federal Income Tax Information ...........................................   39

Fund Expenses Example ....................................................   42

Board Members and Officers ...............................................   44

Approval of Investment Management Services Agreement .....................   47

Proxy Voting .............................................................   48

Results of Meeting of Shareholders .......................................   49

                               DALBAR [LOGO] RATED
                                      2006
                                FOR COMMUNICATION

RiverSource Funds' shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


--------------------------------------------------------------------------------
RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT - 1
--------------------------------------------------------------------------------

FUND SNAPSHOT

      AT MAY 31, 2006

--------------------------------------------------------------------------------
PORTFOLIO MANAGER                                                            <
--------------------------------------------------------------------------------

PORTFOLIO MANAGER                             SINCE           YEARS IN INDUSTRY
Scott Schroepfer, CFA*                         3/99                  20

* This Fund is managed by a team of portfolio managers led by Scott Schroepfer. This high-yield sector team is led by Jennifer Ponce de Leon.

--------------------------------------------------------------------------------
FUND OBJECTIVE                                                                <
--------------------------------------------------------------------------------

For investors primarily seeking high current income and, secondarily, capital growth.

Inception dates by class
A: 12/8/83      B: 3/20/95      C: 6/26/00      I: 3/4/04      Y: 3/20/95

Ticker symbols by class
A: INEAX        B: IEIBX        C: APECX        I: RSHIX       Y: --

Total net assets                                           $2.021 billion
Number of holdings                                                    234
Weighted average life(1)                                        6.9 years
Effective duration(2)                                           4.2 years
Weighted average bond rating(3)                                         B

(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

--------------------------------------------------------------------------------
STYLE MATRIX                                                                  <
--------------------------------------------------------------------------------

---------------------------------
           DURATION

SHORT    INT.     LONG
---------------------------------
                          HIGH
---------------------------------
                          MEDIUM QUALITY
---------------------------------
                          LOW
---------------------------------

Shading within the style matrix indicates areas in which the Fund generally invests.

--------------------------------------------------------------------------------
CREDIT QUALITY SUMMARY                                                        <
--------------------------------------------------------------------------------

Percentage of bond portfolio assets

BBB bonds                                 2.9%
---------------------------------------------
BB bonds                                 23.6
---------------------------------------------
B bonds                                  58.3
---------------------------------------------
CCC bonds                                15.2
---------------------------------------------

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate. 2.0% of the portfolio rating above was determined through internal analysis.

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
2 - RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SEC YIELDS                                                                    <
--------------------------------------------------------------------------------
At May 31, 2006 by class
A: 6.49%   B: 6.04%   C: 6.04%   I: 7.06%   Y: 6.97%

At June 30, 2006 by class
A: 6.72%   B: 6.27%   C: 6.29%   I: 7.49%   Y: 7.23%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 4 for additional performance information.

--------------------------------------------------------------------------------
SECTOR COMPOSITION*                                                           <
--------------------------------------------------------------------------------

Percentage of portfolio assets at May 31, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                      21.9%
Telecommunication                           18.2%
Materials                                   13.8%
Health Care                                 10.4%
Industrials                                  7.7%
Utilities                                    7.2%
Energy                                       5.8%
Short-Term Securities**                      5.8%
Consumer Staples                             4.8%
Financials                                   4.4%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

** Of the 5.8%, 0.2% is due to security lending activity and 5.6% is the Fund's cash equivalent position.


--------------------------------------------------------------------------------
RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT - 3
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON
                         For the year ended May 31, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource High Yield Bond Fund Class A (excluding sales charge)        +8.27%

JP Morgan Global High Yield Index (unmanaged)                            +7.40%

Lipper High Current Yield Bond Funds Index                               +7.08%

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting www.riversource.com/funds.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                                  <
--------------------------------------------------------------------------------

                         CLASS A             CLASS B             CLASS C         CLASS I    CLASS Y
(INCEPTION DATES)       (12/8/83)           (3/20/95)           (6/26/00)       (3/4/04)   (3/20/95)
                                                  AFTER               AFTER
                     NAV(1)    POP(2)    NAV(1)   CDSC(3)    NAV(1)   CDSC(4)    NAV(5)      NAV(5)
AT MAY 31, 2006
----------------------------------------------------------------------------------------------------
1 year               +8.27%    +3.11%    +7.45%    +2.45%    +7.47%    +6.47%     +8.69%      +8.45%
----------------------------------------------------------------------------------------------------
3 years             +10.76%    +8.97%    +9.93%    +8.81%    +9.83%    +9.83%       N/A      +10.94%
----------------------------------------------------------------------------------------------------
5 years              +6.93%    +5.90%    +6.13%    +5.83%    +6.14%    +6.14%       N/A       +7.10%
----------------------------------------------------------------------------------------------------
10 years             +5.00%    +4.50%    +4.21%    +4.21%      N/A       N/A        N/A       +5.15%
----------------------------------------------------------------------------------------------------
Since inception      +8.24%    +8.00%    +5.64%    +5.64%    +4.63%    +4.63%     +8.48%      +6.60%
----------------------------------------------------------------------------------------------------
AT JUNE 30, 2006
----------------------------------------------------------------------------------------------------
1 year               +6.08%    +1.04%    +5.28%    +0.33%    +5.28%    +4.29%     +6.49%      +6.25%
----------------------------------------------------------------------------------------------------
3 years              +9.39%    +7.63%    +8.57%    +7.42%    +8.60%    +8.60%       N/A       +9.57%
----------------------------------------------------------------------------------------------------
5 years              +7.35%    +6.31%    +6.54%    +6.24%    +6.49%    +6.49%       N/A       +7.44%
----------------------------------------------------------------------------------------------------
10 years             +4.94%    +4.43%    +4.15%    +4.15%      N/A       N/A        N/A       +5.09%
----------------------------------------------------------------------------------------------------
Since inception      +8.18%    +7.95%    +5.55%    +5.55%    +4.47%    +4.47%     +7.94%      +6.50%
----------------------------------------------------------------------------------------------------

(1)   Excluding sales charge.

(2)   Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows:

      first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)   1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.


--------------------------------------------------------------------------------
4 - RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

                            WITH PORTFOLIO MANAGEMENT

Below, portfolio manager Scott Schroepfer discusses RiverSource High Yield Bond Fund's results and positioning for the annual period ended May 31, 2006.

Q: How did RiverSource High Yield Bond Fund perform for the annual period ended May 31, 2006?

A: RiverSource High Yield Bond Fund rose 8.27% (Class A shares excluding sales charge) for the annual period ended May 31, 2006, outperforming its benchmark, the JP Morgan Global High Yield Index (JP Morgan Index), which advanced 7.40% during the period. The Fund also outperformed its peer group, the Lipper High Current Yield Bond Funds Index, which returned 7.08% during the same time frame.

Q:    What factors most significantly affected performance for the period?

A: The fiscal year began with a strong bond market and during the period the difference between higher quality and lower quality bonds grew tighter so that owning riskier positions wasn't yielding as much reward. During the annual period, two factors, in particular, contributed to the Fund's outperformance.

      The Fund benefited from an overweight to B-rated securities relative to the JP Morgan Index. Heading into the fiscal year, the Fund had just finished an aggressive buying opportunity in the market, adding positions to the Fund's portfolio in the auto industry and the paper and forest products industry. The Fund subsequently benefited when the market saw early strength in the beginning of the period.

      The Fund also benefited from strong security selection. In particular, we added to the Fund's position in General Motors' financial services subsidiary GMAC early during the fiscal year when auto-related bonds declined in value. Adding to the credit paid off during the period as GMAC performed well and contributed to performance.

Q: Which bonds were the best and worst performers for the Fund during the 12-month period?

A: The Fund's greater-than-JP Morgan Index weight in the strongly performing telecommunication sector contributed to performance, specifically holding Qwest Communications Intl. Qwest turned in strong results during the period and the Fund benefited.


--------------------------------------------------------------------------------
RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT - 5
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

>     WE INCREASED CREDIT QUALITY BY SELLING MANY OF THE
      FUND'S B-RATED BONDS AND BUYING BB-RATED BONDS.

      In addition, we had been holding health retailer General Nutrition Centers in the Fund's portfolio despite weak results from the company because we believed the company was poised to turn around its operations. Holding the credit during the annual period paid off, and it turned out to be one of the strongest performers for the Fund.

      A weaker performer for the Fund during the 12-month period was hospital management company LifeCare, which was impacted by Hurricane Katrina and expected changes in government reimbursement policies. The credit suffered weak performance as a result. Video and DVD retailer Movie Gallery also detracted from performance during the period.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: During the second half of the period, as the difference in yields between higher quality and lower quality bonds continued to grow tighter, we became more aggressive in upgrading the credit quality of the Fund's portfolio. We increased credit quality by selling many of the Fund's B-rated bonds and buying BB-rated bonds. The difference between B-rated bonds and BB-rated bonds was at an all-time tight level during the period, meaning that the Fund just wasn't being rewarded to own incrementally riskier positions.

      In addition, as we found attractive buying opportunities during the period, we added to the Fund's positions in certain cyclical industries such as paper and building materials. In particular, we increased the Fund's position in NewPage, a coated paper supplier.


--------------------------------------------------------------------------------
6 - RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

      Currently the Fund has greater-than-JP Morgan Index weights in the gaming and media industries as well as the telecommunication sectors. The Fund also continues to be overweight in the health care sector relative to the JP Morgan Index, specifically, hospitals. The Fund remains underweight in the technology and manufacturing industries relative to the JP Morgan Index.

Q:    What is the Fund's tactical view and strategy for the months ahead?

A: We still have a positive view of the economy going forward and believe company fundamentals remain solid. We believe the Federal Reserve Board is nearing the end of its rate hikes. Typically when rates stop rising, the difference between corporate bonds and higher quality government bonds widens. If the difference between yields widens, we will use the opportunity to add some positions back into the portfolio that we like for the long term because of our generally positive outlook on the economic environment.

      We continue to believe that the key to potential outperformance will be leveraging our strength in credit research. We strive to select the right bonds while maintaining a diligent review of potential credit risks at individual companies. We sell bonds when risks outweigh a bond's total return potential.

      We have a bottom-up approach when selecting credits. One of our competitive advantages is that our team of nine analysts performs in-depth research to acquire deep knowledge and insight of the industries they cover. We believe that good security selection based on quality and in-depth security research will be key to performance in the near term. We will continue to seek opportunities to capitalize on attractively valued bonds that have the potential for positive returns.


--------------------------------------------------------------------------------
RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT - 7
--------------------------------------------------------------------------------

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource High Yield Bond Fund Fund Class A shares (from 6/1/96 to 5/31/06) as compared to the performance of two widely cited performance indices, the JP Morgan Global High Yield Index and the Lipper High Current Yield Bond Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting www.riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                   CLASS A
                              --------------------------------------------------
                                         Short-term      Long-term
 Fiscal year ended            Income   capital gains   capital gains    TOTAL
--------------------------------------------------------------------------------
May 31, 2006                   $0.20         $--             $--        $0.20
--------------------------------------------------------------------------------
May 31, 2005                    0.19          --              --         0.19
--------------------------------------------------------------------------------
May 31, 2004                    0.20          --              --         0.20
--------------------------------------------------------------------------------
May 31, 2003                    0.21          --              --         0.21(1)
--------------------------------------------------------------------------------
May 31, 2002                    0.29          --              --         0.29(2)
--------------------------------------------------------------------------------

(1)   $0.01 per share represents a tax return of capital.

(2)   $0.05 per share represents a tax return of capital.


--------------------------------------------------------------------------------
8 - RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE HIGH YIELD BOND FUND

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

       RIVERSOURCE                  JP MORGAN                     LIPPER HIGH
HIGH YIELD BOND FUND CLASS A     GLOBAL HIGH YIELD            CURRENT YIELD BOND
  (INCLUDES SALES CHARGE)           INDEX(1)                    FUNDS INDEX(2)
            9525                       10000                         10000
           10565                       11362                         11277
           11964                       12755                         12837
           11528                       12754                         12734
           11208                       12400                         12374
           11103                       12790                         11969
           10624                       13150                         11532
           11424                       14731                         12628
           12853                       16682                         14157
           14339                       18366                         15466
           15525                       19726                         16561

--------------------------------------------------------------------------------

COMPARATIVE RESULTS

Results at May 31, 2006

                                                                                                           SINCE
                                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS   INCEPTION(3)
RIVERSOURCE HIGH YIELD BOND FUND (INCLUDES SALES CHARGE)
--------------------------------------------------------------------------------------------------------------------
Class A    Cumulative value of $10,000                         $10,311   $12,940   $13,319   $15,525      $56,409
--------------------------------------------------------------------------------------------------------------------
           Average annual total return                           +3.11%    +8.97%    +5.90%    +4.50%       +8.00%
--------------------------------------------------------------------------------------------------------------------
JP MORGAN GLOBAL HIGH YIELD INDEX(1)
--------------------------------------------------------------------------------------------------------------------
           Cumulative value of $10,000                         $10,740   $13,390   $15,422   $19,726          N/A
--------------------------------------------------------------------------------------------------------------------
           Average annual total return                           +7.40%   +10.22%    +9.05%    +7.03%         N/A
--------------------------------------------------------------------------------------------------------------------
LIPPER HIGH CURRENT YIELD BOND FUNDS INDEX(2)
--------------------------------------------------------------------------------------------------------------------
           Cumulative value of $10,000                         $10,708   $13,115   $13,836   $16,561      $56,965
--------------------------------------------------------------------------------------------------------------------
           Average annual total return                           +7.08%    +9.46%    +6.71%    +5.17%       +8.04%
--------------------------------------------------------------------------------------------------------------------

Results for other share classes can be found on page 4.

(1) The JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high yield corporate debt market of both developed and emerging markets. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) Fund data is from Dec. 8, 1983. Lipper peer group data is from Dec. 1, 1983. The Fund began operating before the inception of the JP Morgan Global High Yield Index.


--------------------------------------------------------------------------------
RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT - 9
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES

RiverSource High Yield Bond Fund

MAY 31, 2006

(Percentages represent value of investments compared to net assets)

--------------------------------------------------------------------------------
BONDS (92.3%)
--------------------------------------------------------------------------------
                                    COUPON       PRINCIPAL
ISSUER                               RATE         AMOUNT             VALUE(a)
AEROSPACE & DEFENSE (2.6%)
Communications & Power Inds
  Sr Sub Nts
   02-01-12                          8.00%      $ 8,935,000       $   9,292,400
CPI Intl
  Sr Nts
   02-01-15                         10.56         9,095,000(n)        9,367,850
DRS Technologies
   02-01-16                          6.63         5,315,000           5,155,550
   02-01-18                          7.63         4,020,000           4,060,200
DRS Technologies
  Sr Sub Nts
   11-01-13                          6.88         6,125,000           6,002,500
L-3 Communications
   06-15-12                          7.63         6,955,000           7,128,875
   07-15-13                          6.13         1,035,000             975,488
L-3 Communications
  Sr Sub Nts
  Series B
   10-15-15                          6.38        11,100,000          10,489,500
                                                                  --------------
Total                                                                52,472,363
--------------------------------------------------------------------------------

AUTOMOTIVE (3.9%)
Ford Motor Credit
   06-16-08                          6.63        19,305,000          18,283,495
GMAC
   08-28-07                          6.13         4,915,000           4,809,966
   09-15-11                          6.88        26,010,000          24,434,315
   11-01-31                          8.00         3,290,000           3,092,600
Insurance Auto Auctions
   04-01-13                         11.00        14,695,000          15,282,800
Lear
  Series B
   05-15-09                          8.11        11,090,000          10,785,025
   08-01-14                          5.75         1,860,000           1,515,900
                                                                  --------------
Total                                                                78,204,101
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------
                                    COUPON       PRINCIPAL
ISSUER                               RATE         AMOUNT             VALUE(a)
BROKERAGE (0.9%)
LaBranche & Co
  Sr Nts
   05-15-09                          9.50%      $   670,000       $     711,875
   05-15-12                         11.00        16,080,000          17,647,800
                                                                  --------------
Total                                                                18,359,675
--------------------------------------------------------------------------------

BUILDING MATERIALS (2.5%)
Ainsworth Lumber
   10-01-12                          7.25         7,715,000(c)        6,692,763
Gibraltar Inds
  Sr Sub Nts
   12-01-15                          8.00         9,170,000(d)        9,170,000
Norcraft Companies LP/Finance
  Sr Sub Nts
   11-01-11                          9.00         5,780,000           6,011,200
Norcraft Holdings LP/Capital
  Sr Disc Nts (Zero coupon through 09-01-08,
  thereafter 9.75%)
   09-01-12                          9.98        14,185,000(m)       11,915,400
Nortek
  Sr Sub Nts
   09-01-14                          8.50        11,740,000          11,798,700
NTK Holdings
  Sr Disc Nts (Zero coupon through 09-01-09,
  thereafter 10.75%)
   03-01-14                          9.41         4,355,000(m)        3,288,025
Ply Gem Inds
  Sr Sub Nts
   02-15-12                          9.00         2,630,000           2,478,775
                                                                  --------------
Total                                                                51,354,863
--------------------------------------------------------------------------------

CHEMICALS (3.9%)
Chemtura
   06-01-16                          6.88         4,210,000           4,083,700
Crystal US Holdings 3 LLC/Sub3
  Sr Disc Nts Series B
  (Zero coupon through 10-01-09,
  thereafter 10.50%)
   10-01-14                          9.75        10,321,000(m)        8,127,788

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
10 - RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------
                                    COUPON       PRINCIPAL
ISSUER                               RATE         AMOUNT             VALUE(a)
CHEMICALS (CONT.)
Georgia Gulf
  Sr Nts
   12-15-13                          7.13%      $ 7,695,000       $   7,762,331
Hexion US Finance/Nova Scotia Finance
  Secured
   07-15-14                          9.00         9,420,000           9,749,700
INEOS Group Holdings
   02-15-16                          8.50         5,160,000(c,d)      4,824,600
INVISTA
   05-01-12                          9.25        21,710,000(d)       23,012,600
NALCO
  Sr Nts
   11-15-11                          7.75         3,980,000           3,989,950
NALCO
  Sr Sub Nts
   11-15-13                          8.88         6,155,000           6,331,956
PQ
   02-15-13                          8.00        11,955,000(d)       11,521,631
                                                                  --------------
Total                                                                79,404,256
--------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (0.6%)
Case New Holland
  Sr Nts
   03-01-14                          7.13        10,375,000(d)       10,063,750
United Rentals North America
  Sr Sub Nts
   02-15-14                          7.00         2,855,000           2,683,700
                                                                  --------------
Total                                                                12,747,450
--------------------------------------------------------------------------------

CONSUMER PRODUCTS (2.2%)
AAC Group Holding
  Sr Disc Nts
  (Zero coupon through 10-01-08,
  thereafter 10.25%)
   10-01-12                         10.07         7,165,000(m)        5,767,825
Sealy Mattress
  Sr Sub Nts
   06-15-14                          8.25        10,400,000(h)       10,816,000
Spectrum Brands
  Sr Sub Nts
   10-01-13                          8.50        13,350,000          11,614,500
Visant Holding
  Sr Disc Nts (Zero coupon through 12-01-08,
  thereafter 10.25%)
   12-01-13                         10.25         6,815,000(m)        5,349,775

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------
                                    COUPON       PRINCIPAL
ISSUER                               RATE         AMOUNT             VALUE(a)
CONSUMER PRODUCTS (CONT.)
Visant Holding
  Sr Nts
   12-01-13                          8.75%      $11,415,000(d)    $  11,243,775
                                                                  --------------
Total                                                                44,791,875
--------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.9%)
ALH Finance LLC/Finance
  Sr Sub Nts
   01-15-13                          8.50         2,246,000           2,201,080
Covalence Specialty Materials
  Sr Sub Nts
   03-01-16                         10.25         7,075,000(d)        7,251,875
TriMas
   06-15-12                          9.88         8,485,000           8,103,175
                                                                  --------------
Total                                                                17,556,130
--------------------------------------------------------------------------------

ELECTRIC (4.9%)
Aquila Canada Finance
   06-15-11                          7.75         2,995,000(c)        3,122,288
Aquila
  Sr Nts
   11-15-09                          7.63         8,232,000           8,550,990
   02-01-11                          9.95         6,145,000           6,867,038
Dynegy Holdings
   05-15-18                          7.13         8,125,000           7,231,250
Dynegy Holdings
  Sr Unsecured
   05-01-16                          8.38        11,650,000(d)       11,591,749
Edison Mission Energy
  Sr Nts
   06-15-16                          7.75        14,325,000(d,f)     14,181,749
Midwest Generation LLC
  Series B
   01-02-16                          8.56         7,135,872           7,653,222
Mirant Americas Generation LLC
  Sr Nts
   05-01-11                          8.30         6,935,000           6,935,000
Mirant North America LLC
  Sr Nts
   12-31-13                          7.38         8,905,000(d)        8,793,688
NRG Energy
   02-01-14                          7.25         8,455,000           8,455,000
   02-01-16                          7.38         4,640,000           4,645,800
NRG Energy
  Tranche B Term Loan
   02-01-13                          6.82         6,250,000(j,n)      6,275,563

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT - 11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------
                                    COUPON       PRINCIPAL
ISSUER                               RATE         AMOUNT             VALUE(a)
ELECTRIC (CONT.)
Reliant Energy
  Secured
   12-15-14                          6.75%      $ 2,915,000       $   2,659,938
Tenaska Alabama Partners LP
  Secured
   06-30-21                          7.00         2,869,078(d)        2,828,191
                                                                  --------------
Total                                                                99,791,466
--------------------------------------------------------------------------------

ENTERTAINMENT (1.7%)
AMC Entertainment
   02-01-16                         11.00        10,410,000(d)       11,242,799
Hit Entertainment
  Tranche C Term Loan
   02-24-12                          8.88         5,000,000(j,n)      5,020,000
United Artists Theatre Circuit
   07-01-15                          9.30        10,772,606          11,203,510
Universal City Florida Holdings I/II
  Sr Nts
   05-01-10                          9.90         6,205,000(n)        6,406,663
                                                                  --------------
Total                                                                33,872,972
--------------------------------------------------------------------------------

ENVIRONMENTAL (1.8%)
Allied Waste North America
  Secured
   05-15-16                          7.13         5,220,000(d)        5,037,300
Allied Waste North America
  Sr Nts
   04-15-13                          7.88         6,155,000           6,262,713
Allied Waste North America
  Tranche AW Term Loan
   01-15-12                          6.76         6,000,000(f,j,n)    5,990,640
Clean Harbors
   07-15-12                         11.25         6,435,000           7,287,638
Waste Services
  Sr Sub Nts
   04-15-14                          9.50        11,975,000          12,304,312
                                                                  --------------
Total                                                                36,882,603
--------------------------------------------------------------------------------

FOOD AND BEVERAGE (2.0%)
ASG Consolidated LLC/Finance
  Sr Disc Nts (Zero coupon through 11-01-08,
  thereafter 11.50%)
   11-01-11                         11.35        19,195,000(m)       16,219,775
Cott Beverages USA
   12-15-11                          8.00        12,050,000          12,080,125
Pinnacle Foods Holding
  Sr Sub Nts
   12-01-13                          8.25        12,385,000          12,168,263
                                                                  --------------
Total                                                                40,468,163
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------
                                    COUPON       PRINCIPAL
ISSUER                               RATE         AMOUNT             VALUE(a)
GAMING (3.7%)
Boyd Gaming
  Sr Sub Nts
   04-15-14                          6.75%      $13,880,000       $  13,394,200
   02-01-16                          7.13         4,480,000           4,401,600
CCM Merger
   08-01-13                          8.00           525,000(d)          504,000
Circus & Eldorado Jt Venture/Silver Legacy Capital
  1st Mtge
   03-01-12                         10.13         4,875,000           5,191,875
Kerzner Intl
  Sr Sub Nts
   10-01-15                          6.75         4,386,000(c)        4,627,230
MGM MIRAGE
  Sr Nts
   02-27-14                          5.88        24,510,000          22,641,112
Mohegan Tribal Gaming Authority
  Sr Nts
   02-15-13                          6.13         7,865,000           7,481,581
Tunica-Biloxi Gaming Authority
  Sr Unsecured
   11-15-15                          9.00        10,420,000(d)       10,810,750
Wheeling Island Gaming
   12-15-09                         10.13         1,210,000           1,258,400
Wynn Las Vegas LLC/Capital
  1st Mtge
   12-01-14                          6.63         3,810,000           3,614,738
                                                                  --------------
Total                                                                73,925,486
--------------------------------------------------------------------------------

GAS PIPELINES (2.2%)
ANR Pipeline
   03-15-10                          8.88         8,900,000           9,421,451
Colorado Interstate Gas
  Sr Nts
   03-15-15                          5.95         8,560,000           7,995,434
   11-15-15                          6.80         3,825,000(d)        3,844,125
Copano Energy LLC
  Sr Nts
   03-01-16                          8.13         7,120,000(d)        7,226,800
Southern Natural Gas
   03-15-10                          8.88         9,055,000           9,585,532
Southern Star Central
   03-01-16                          6.75         7,040,000(d)        6,864,000
                                                                  --------------
Total                                                                44,937,342
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
12 - RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------
                                    COUPON       PRINCIPAL
ISSUER                               RATE         AMOUNT             VALUE(a)
HEALTH CARE (9.2%)
Accellent
   12-01-13                         10.50%      $ 4,470,000       $   4,704,675
Community Health Systems
  Sr Sub Nts
   12-15-12                          6.50         9,800,000           9,395,750
DaVita
   03-15-15                          7.25        15,425,000          15,039,374
HCA
   02-15-16                          6.50         4,820,000           4,555,719
HCA
  Sr Unsecured
   01-15-15                          6.38        13,950,000          13,215,226
IASIS Healthcare LLC/Capital
  Sr Sub Nts
   06-15-14                          8.75        16,700,000          16,887,874
LifeCare Holdings
  Sr Sub Nts
   08-15-13                          9.25         8,855,000(d)        6,464,150
MedCath Holdings
  Sr Nts
   07-15-12                          9.88        14,565,000          14,819,887
Omnicare
  Sr Sub Nts
   12-15-13                          6.75         6,525,000           6,329,250
   12-15-15                          6.88         7,980,000           7,740,600
Select Medical
   02-01-15                          7.63        21,513,000          19,200,352
   09-15-15                         10.82        10,557,000(d,n)      9,949,973
Triad Hospitals
  Sr Nts
   05-15-12                          7.00        14,380,000          14,254,175
Triad Hospitals
  Sr Sub Nts
   11-15-13                          7.00         3,545,000           3,434,219
US Oncology
   08-15-14                         10.75         3,710,000           4,104,188
US Oncology Holdings
  Sr Nts
   03-15-15                         10.32        10,725,000(n)       10,912,688
Vanguard Health Holding I LLC
  Sr Disc Nts (Zero coupon through 10-01-09,
  thereafter 11.25%)
   10-01-15                         11.07         8,015,000(m)        5,891,025
Vanguard Health Holding II LLC
  Sr Sub Nts
   10-01-14                          9.00        13,120,000          13,448,000

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------
                                    COUPON       PRINCIPAL
ISSUER                               RATE         AMOUNT             VALUE(a)
HEALTH CARE (CONT.)
VWR Intl
  Sr Sub Nts
   04-15-14                          8.00%      $ 3,130,000       $   3,145,650
                                                                  --------------
Total                                                               183,492,775
--------------------------------------------------------------------------------

HOME CONSTRUCTION (1.8%)
K Hovnanian Enterprises
   05-15-16                          7.50         6,715,000           6,445,138
Meritage Homes
   03-15-15                          6.25        12,340,000          10,920,900
Standard-Pacific
  Sr Nts
   08-15-15                          7.00        12,220,000          11,059,100
Stanley-Martin Communities LLC
   08-15-15                          9.75         4,004,000           3,543,540
William Lyon Homes
  Sr Nts
   02-15-14                          7.50         6,250,000           5,250,000
                                                                  --------------
Total                                                                37,218,678
--------------------------------------------------------------------------------

INDEPENDENT ENERGY (4.2%)
Chesapeake Energy
  Sr Nts
   09-15-13                          7.50           705,000             720,863
   08-15-14                          7.00        13,924,000          13,871,784
   06-15-15                          6.38         5,545,000           5,226,163
Compton Petroleum Finance
   12-01-13                          7.63         5,470,000(c,d)      5,333,250
   12-01-13                          7.63         7,275,000(c)        7,093,125
Encore Acquisition
   12-11-17                          7.25         4,585,000           4,435,988
Encore Acquisition
  Sr Sub Nts
   04-15-14                          6.25         2,005,000           1,839,588
   07-15-15                          6.00         9,000,000           8,032,500
EXCO Resources
   01-15-11                          7.25         6,965,000           6,790,875
Hilcorp Energy I LP/Finance
  Sr Nts
   11-01-15                          7.75         8,940,000(d)        8,805,900
Pioneer Natural Resources
   05-01-18                          6.88         9,015,000           8,701,368
Pioneer Natural Resources
  Sr Nts
   07-15-16                          5.88        10,175,000           9,248,016
VeraSun Energy
  Secured
   12-15-12                          9.88         5,250,000(d)        5,643,750
                                                                  --------------
Total                                                                85,743,170
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT - 13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------
                                     COUPON      PRINCIPAL
ISSUER                                RATE        AMOUNT               VALUE(a)
INTEGRATED ENERGY (0.2%)
Denbury Resources
  Sr Sub Nts
   12-15-15                             7.50%   $ 3,225,000       $   3,273,375
--------------------------------------------------------------------------------

LODGING (0.4%)
Vail Resorts
  Sr Sub Nts
   02-15-14                             6.75      7,915,000           7,608,294
--------------------------------------------------------------------------------

MEDIA CABLE (4.8%)
CCH I LLC
  Secured
   10-01-15                            11.00      9,505,000           8,174,300
CCO Holdings LLC/Capital
  Sr Nts
   12-15-10                             9.04      7,035,000(n)        7,122,938
   11-15-13                             8.75      5,940,000           5,739,525
Charter Communications Operating
  LLC/Capital
  Sr Nts
   04-30-12                             8.00      8,885,000(d)        8,818,363
CSC Holdings
  Sr Nts
   04-15-12                             7.25     13,750,000(d)       13,578,125
CSC Holdings
  Sr Sub Deb
   05-15-16                            10.50      3,015,000           3,173,288
DIRECTV Holdings LLC/Finance
   06-15-15                             6.38      7,500,000           7,050,000
Echostar DBS
   10-01-14                             6.63      6,565,000           6,203,925
   02-01-16                             7.13      8,840,000(d)        8,464,300
Echostar DBS
  Sr Nts
   10-01-11                             6.38      4,940,000           4,742,400
Mediacom LLC/Capital
  Sr Nts
   01-15-13                             9.50      2,585,000           2,597,925
Quebecor Media
  Sr Nts
   03-15-16                             7.75      7,420,000(c,d)      7,494,200
Videotron Ltee
   01-15-14                             6.88     14,860,000(c)       14,451,349
                                                                  --------------
Total                                                                97,610,638
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------
                                     COUPON      PRINCIPAL
ISSUER                                RATE        AMOUNT             VALUE(a)
MEDIA NON CABLE (8.5%)
Clear Channel Communications
   09-15-14                             5.50%   $ 5,445,000       $   4,980,928
   06-15-18                             6.88      5,390,000           5,185,617
CMP Susquehanna
  Sr Sub Nts
   05-15-14                             9.88      1,237,000(d)        1,206,075
Emmis Operating
  Sr Sub Nts
   05-15-12                             6.88     11,785,000          11,549,300
Entercom Radio LLC/Capital
   03-01-14                             7.63      3,255,000           3,271,275
Lamar Media
   01-01-13                             7.25     11,500,000          11,399,375
   08-15-15                             6.63      5,515,000           5,239,250
Liberty Media
   07-15-29                             8.50      4,585,000           4,488,697
Liberty Media
  Sr Nts
   05-15-13                             5.70     25,645,000          23,567,523
LIN TV
  Series B
   05-15-13                             6.50      7,545,000           6,997,988
MediaNews Group
  Sr Sub Nts
   10-01-13                             6.88      4,800,000           4,512,000
   04-01-14                             6.38      6,200,000           5,611,000
Radio One
   02-15-13                             6.38      8,450,000           7,900,750
Rainbow Natl Services LLC
  Sr Nts
   09-01-12                             8.75     14,320,000(d)       15,179,200
Rainbow Natl Services LLC
  Sr Sub Deb
   09-01-14                            10.38      6,175,000(d)        6,900,563
RH Donnelley
  Sr Disc Nts
   01-15-13                             6.88     25,150,000(d)       22,886,499
RH Donnelley
  Sr Nts
   01-15-13                             6.88     16,975,000          15,574,562
Sinclair Broadcast Group
   03-15-12                             8.00      4,045,000           4,141,069
Sun Media
   02-15-13                             7.63      8,125,000(c)        8,287,500
                                                                  --------------
Total                                                               168,879,171
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
14 - RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------
                                     COUPON      PRINCIPAL
ISSUER                                RATE        AMOUNT             VALUE(a)
METALS (0.8%)
Euramax
  Tranche B Term Loan
   08-08-13                            11.54%   $ 7,455,000(j,n)  $   7,529,550
Indalex Holding
  Secured
   02-01-14                            11.50      3,815,000(d)        3,996,213
Novelis
  Sr Nts
   02-15-15                             8.00      5,000,000(c,d)      4,775,000
                                                                  --------------
Total                                                                16,300,763
--------------------------------------------------------------------------------

OIL FIELD SERVICES (1.4%)
Bristow Group
   06-15-13                             6.13      1,545,000           1,429,125
Chaparral Energy
  Sr Nts
   12-01-15                             8.50      5,135,000(d)        5,199,188
Chart Inds
  Sr Sub Nts
   10-15-15                             9.13      8,320,000(d)        8,798,400
Grant Prideco
  Sr Unsecured Series B
   08-15-15                             6.13      2,975,000           2,789,063
Quicksilver Resources
   04-01-16                             7.13      9,850,000           9,406,749
                                                                  --------------
Total                                                                27,622,525
--------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (2.8%)
Cardtronics
  Sr Sub Nts
   08-15-13                             9.25     13,730,000(d)       13,627,025
Dow Jones CDX HY
   06-29-11                             7.38     10,000,000(d)        9,881,250
Residential Capital
  Sr Nts
   04-17-13                             6.50     21,495,000          21,021,336
Triad Acquisition
  Sr Unsecured
  Series B
   05-01-13                            11.13     12,705,000          12,577,950
                                                                  --------------
Total                                                                57,107,561
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------
                                     COUPON      PRINCIPAL
ISSUER                                RATE        AMOUNT             VALUE(a)
PACKAGING (1.0%)
Owens-Brockway Glass Container
   05-15-13                             8.25%   $ 9,975,000       $  10,074,750
Plastipak Holdings
  Sr Nts
   12-15-15                             8.50      4,760,000(d)        4,771,900
Solo Cup
  Sr Sub Nts
   02-15-14                             8.50      4,890,000(h)        4,401,000
                                                                  --------------
Total                                                                19,247,650
--------------------------------------------------------------------------------

PAPER (5.4%)
Boise Cascade LLC
   10-15-14                             7.13     14,625,000          13,235,625
Cascades
  Sr Nts
   02-15-13                             7.25     10,715,000(c)       10,045,313
Crown Americas LLC/Capital
  Sr Nts
   11-15-15                             7.75     18,420,000(d)       18,558,149
Georgia-Pacific
   06-15-15                             7.70      8,735,000           8,560,300
Georgia-Pacific
  1st Lien Term Loan
   02-17-12                             6.75     14,110,250(j,n)     14,127,887
Georgia-Pacific
  2nd Lien Term Loan
   02-17-13                             7.75      3,200,000(j,n)      3,241,664
Jefferson Smurfit US
   10-01-12                             8.25      5,280,000           4,963,200
   06-01-13                             7.50      6,715,000           6,043,500
JSG Funding
  Sr Nts
   10-01-12                             9.63      9,780,000(c)       10,195,650
NewPage
  Secured
   05-01-12                            10.00     10,760,000          11,378,700
NewPage
  Sr Sub Nts
   05-01-13                            12.00      5,825,000           6,232,750
Smurfit-Stone Container
  Enterprises Sr Nts
   02-01-11                             9.75      2,790,000           2,880,675
                                                                  --------------
Total                                                               109,463,413
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT - 15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------
                                     COUPON      PRINCIPAL
ISSUER                                RATE        AMOUNT             VALUE(a)
PHARMACEUTICALS (1.2%)
CDRV Investors
  Sr Disc Nts (Zero coupon
  through 01-01-10, thereafter
  9.63%)
   01-01-15                            10.02%   $ 8,810,000(m)     $   6,343,200
Warner Chilcott
   02-01-15                             8.75     18,475,000           18,428,813
                                                                   -------------
Total                                                                 24,772,013
--------------------------------------------------------------------------------

RETAILERS (5.0%)
AutoNation
   04-15-14                             7.00      6,440,000(d)         6,407,800
Blockbuster
  Sr Sub Nts
   09-01-12                            10.00      9,330,000(d)         8,723,550
General Nutrition Centers
   01-15-11                             8.63      4,185,000            4,247,775
General Nutrition Centers
  Sr Sub Nts
   12-01-10                             8.50      8,215,000            7,886,400
Jean Coutu Group
  Sr Sub Nts
   08-01-14                             8.50     12,445,000(c)        11,573,850
NBTY
  Sr Sub Nts
   10-01-15                             7.13      7,855,000            7,501,525
Toys "R" Us
   04-15-13                             7.88     18,620,000           15,268,400
   10-15-18                             7.38      6,875,000            5,087,500
Toys "R" Us
  Term Loan
   08-21-06                             9.86     20,893,000(j,l,n)    20,919,116
United Auto Group
   03-15-12                             9.63     13,310,000           14,058,688
                                                                   -------------
Total                                                                101,674,604
--------------------------------------------------------------------------------

TECHNOLOGY (0.6%)
SS&C Technologies
   12-01-13                            11.75      3,215,000(d)         3,415,938
SunGard Data Systems
  Sr Unsecured
   08-15-13                             9.13      9,035,000(d)         9,475,456
                                                                   -------------
Total                                                                 12,891,394
--------------------------------------------------------------------------------

TOBACCO (0.5%)
Reynolds American
  Secured
   06-01-16                             7.63     10,855,000(d)        10,735,769
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------
                                     COUPON      PRINCIPAL
ISSUER                                RATE        AMOUNT             VALUE(a)
TRANSPORTATION SERVICES (1.7%)
Avis Budget Car Rental
  LLC/Finance Sr Nts
   05-15-14                             7.63%   $ 6,690,000(d)     $   6,723,450
   05-15-16                             7.75      4,915,000(d)         4,951,863
Hertz
  Sr Sub Nts
   01-01-16                            10.50     10,368,000(d)        11,223,359
Quality Distribution LLC/Capital
   01-15-12                             9.57     10,955,000(n)        11,023,469
                                                                   -------------
Total                                                                 33,922,141
--------------------------------------------------------------------------------

WIRELESS (3.2%)
American Tower
  Sr Nts
   10-15-12                             7.13      8,310,000            8,496,975
Centennial Communications
  Sr Nts
   01-01-13                            10.00      4,585,000            4,745,475
   01-01-13                            10.74      3,910,000(n)         4,076,175
Centennial Communications/Cellular
  Operating LLC
  Sr Nts
   02-01-14                             8.13      4,330,000            4,373,300
Dobson Cellular Systems
  Secured
   11-01-12                             9.88      7,505,000            8,105,400
Dobson Communications
  Sr Nts
   10-15-12                             9.32      8,525,000(n)         8,610,250
Rogers Wireless
  Secured
   12-15-10                             8.04      2,465,000(c,n)       2,542,031
   12-15-12                             7.25      2,685,000(c)         2,705,138
Rogers Wireless
  Sr Sub Nts
   12-15-12                             8.00     12,915,000(c)        13,286,306
Rural Cellular
  Sr Sub Nts
   11-01-12                            10.90      7,065,000(d,n)       7,365,263
                                                                   -------------
Total                                                                 64,306,313
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
16 - RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------
                                     COUPON      PRINCIPAL
ISSUER                                RATE        AMOUNT             VALUE(a)
WIRELINES (5.9%)
Cincinnati Bell
   02-15-15                             7.00%   $ 6,520,000       $   6,308,100
Cincinnati Bell
  Sr Sub Nts
   01-15-14                             8.38      3,645,000           3,681,450
Citizens Communications
  Sr Nts
   01-15-13                             6.25     13,580,000          12,968,900
Embarq
   06-01-16                             7.08     23,195,000          23,222,601
GCI
  Sr Nts
   02-15-14                             7.25     12,370,000          12,184,450
Level 3 Communications
  Sr Nts
   03-01-10                            11.50      1,240,000(d)        1,246,200
Level 3 Financing
   10-15-11                            10.75      6,175,000           6,422,000
Level 3 Financing
  Sr Nts
   03-15-13                            12.25      4,775,000(d)        5,157,000
Qwest
  Sr Nts
   06-15-15                             7.63      5,670,000           5,769,225
Qwest
  Tranche B Term Loan
   06-30-07                             6.95     22,445,000(j,n)     22,538,596
Qwest Communications Intl
   02-15-14                             7.50      3,000,000           2,985,000
Valor Telecommunications
  Enterprises LLC/Finance
   02-15-15                             7.75     15,605,000          16,073,150
                                                                  --------------
Total                                                               118,556,672
--------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $1,868,421,634)                                           $1,865,195,664
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (0.1%)
--------------------------------------------------------------------------------
ISSUER                                             SHARES            VALUE(a)
Arena Brands                                        111,111(b,l)  $   2,109,998
Link Energy LLC Unit                              1,646,684(b,k)         53,517
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $18,965,223)                                               $  2,163,515
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PREFERRED STOCKS & OTHER (0.8%)
--------------------------------------------------------------------------------
ISSUER                                             SHARES            VALUE(a)
GNC
  12.00% Pay-in-kind Series A                         4,590(g)    $   5,094,900
Varde Fund V LP                                  25,000,000(e,l)      9,242,750
Wayland Investment LLC                           26,000,000(e,l)      2,421,900
--------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS & OTHER
(Cost: $14,954,925)                                               $  16,759,550
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM SECURITIES (5.7%)(i)
--------------------------------------------------------------------------------
                                                  AMOUNT
                                   EFFECTIVE    PAYABLE AT
ISSUER                               YIELD        MATURITY           VALUE(a)
COMMERCIAL PAPER
Chariot Funding LLC
   06-28-06                             5.02%   $10,000,000(o)   $    9,961,111
Chesham Finance LLC
   06-05-06                             5.02     25,000,000          24,982,570
Citibank Credit Card Dakota Nts
   06-01-06                             5.08     31,100,000(o)       31,095,611
Jupiter Securitization
   06-09-06                             5.02     25,000,000(o)       24,968,688
Thunder Bay Funding LLC
   06-19-06                             5.02     25,000,000(o)       24,933,897
--------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $115,958,097)                                             $  115,941,877
--------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $2,018,299,879)(p)                                        $2,000,060,606
================================================================================

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT - 17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At May 31, 2006, the value of foreign securities represented 5.8% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2006, the value of these securities amounted to $425,770,503 or 21.1% of net assets.

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions.

(f) At May 31, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $20,362,354.

(g) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(h) At May 31, 2006, security was partially or fully on loan. See Note 5 to the financial statements.

(i) Cash collateral received from security lending activity is invested in short-term securities and represents 0.2% of net assets. See Note 5 to the financial statements. 5.5% of net assets is the Fund's cash equivalent position.

(j) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(k) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the year ended May 31, 2006 are as follows:

                        BEGINNING    PURCHASE    SALES       ENDING      DIVIDEND
ISSUER                    COST         COST       COST        COST        INCOME    VALUE(a)
--------------------------------------------------------------------------------------------
Link Energy LLC Unit   $13,412,897     $ --     $336,562   $13,076,335     $--      $53,517

(l) Identifies issues considered to be illiquid as to their marketability. These securities may be valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at May 31, 2006, is as follows:

                                 ACQUISITION
SECURITY                            DATES               COST
---------------------------------------------------------------
Arena Brands
   Common                          09-03-92          $5,888,888
Toys "R" Us
   9.86% Term Loan B 2006   08-24-05 thru 01-06-06   20,764,730
Varde Fund V LP             04-27-00 thru 06-19-00           --*
Wayland Investment LLC             05-19-00          10,189,325

* The original cost for this position in fiscal year 2004 was $25,000,000. During the fiscal year 2005 $25,000,000 was returned to the Fund in the form of return of capital.

(m) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(n) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on May 31, 2006.

(o) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2006, the value of these securities amounted to $90,959,307 or 4.5% of net assets.


--------------------------------------------------------------------------------
18 - RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES (CONTINUED)
--------------------------------------------------------------------------------

(p) At May 31, 2006, the cost of securities for federal income tax purposes was $2,027,502,255 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $  37,758,429

Unrealized depreciation                                             (65,200,078)
--------------------------------------------------------------------------------
Net unrealized depreciation                                       $ (27,441,649)
--------------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(I) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(II) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(III) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(IV) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT - 19
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RiverSource High Yield Bond Fund

MAY 31, 2006

-----------------------------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
   Investments in securities of unaffiliated issuers (identified cost $2,005,223,544)                  $ 2,000,007,089
   Investments in securities of affiliated issuers (identified cost $13,076,335)                                53,517
-----------------------------------------------------------------------------------------------------------------------
Total investments in securities (identified cost $2,018,299,879)                                         2,000,060,606
Capital shares receivable                                                                                      243,353
Accrued interest receivable                                                                                 35,464,104
Receivable for investment securities sold                                                                   12,436,320
Other receivable                                                                                               220,452
-----------------------------------------------------------------------------------------------------------------------
Total assets                                                                                             2,048,424,835
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------------
Disbursements in excess of cash on demand deposit                                                              176,192
Dividends payable to shareholders                                                                            2,039,864
Capital shares payable                                                                                         328,720
Payable for securities purchased on a forward commitment basis                                              20,362,354
Payable upon return of securities loaned (Note 5)                                                            4,100,000
Accrued investment management services fee                                                                      31,985
Accrued distribution fee                                                                                       480,619
Accrued service fee                                                                                                  2
Accrued transfer agency fee                                                                                      3,134
Accrued administrative services fee                                                                              3,531
Other accrued expenses                                                                                         253,721
-----------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                           27,780,122
-----------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                                     $ 2,020,644,713
=======================================================================================================================


--------------------------------------------------------------------------------
20 - RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

RiverSource High Yield Bond Fund

MAY 31, 2006

-----------------------------------------------------------------------------------------------------------------------
REPRESENTED BY
-----------------------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                                               $     6,989,401
Additional paid-in capital                                                                               3,404,840,887
Undistributed net investment income                                                                         21,606,050
Accumulated net realized gain (loss) (Note 7)                                                           (1,394,772,804)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                      (18,018,821)
-----------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                               $ 2,020,644,713
=======================================================================================================================
Net assets applicable to outstanding shares:                           Class A                         $ 1,535,483,470
                                                                       Class B                         $   432,579,549
                                                                       Class C                         $    27,857,618
                                                                       Class I                         $    24,008,981
                                                                       Class Y                         $       715,095
Net asset value per share of outstanding capital stock:                Class A shares    530,995,227   $          2.89
                                                                       Class B shares    149,692,333   $          2.89
                                                                       Class C shares      9,696,262   $          2.87
                                                                       Class I shares      8,308,786   $          2.89
                                                                       Class Y shares        247,523   $          2.89
-----------------------------------------------------------------------------------------------------------------------
*     Including securities on loan, at value (Note 5)                                                  $     3,880,000
-----------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT - 21
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

RiverSource High Yield Bond Fund

                                                                         PERIOD FROM           PERIOD FROM          TOTAL
                                                                        JUNE 1, 2005 TO      OCT. 18, 2005 TO   JUNE 1, 2005 TO
                                                                    OCT. 17, 2005 (NOTE 1)     MAY 31, 2006       MAY 31, 2006
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------------------------------------------------------
Income:
Interest                                                                 $ 68,599,087         $ 104,733,358      $ 173,332,445
Fee income from securities lending (Note 5)                                     7,740               183,685            191,425
   Less foreign taxes withheld                                                 (6,626)                 (193)            (6,819)
--------------------------------------------------------------------------------------------------------------------------------
Total income                                                               68,600,201           104,916,850        173,517,051
--------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                          5,141,434             7,571,887         12,713,321
Distribution fee
   Class A                                                                  1,650,829             2,500,915          4,151,744
   Class B                                                                  2,227,077             2,945,724          5,172,801
   Class C                                                                    132,290               187,183            319,473
Transfer agency fee                                                         1,222,974             1,845,050          3,068,024
Incremental transfer agency fee
   Class A                                                                     87,573               134,298            221,871
   Class B                                                                     50,675                70,064            120,739
   Class C                                                                      2,956                 4,275              7,231
Service fee -- Class Y                                                            190                   386                576
Administrative services fees and expenses                                     444,427               883,868          1,328,295
Compensation of board members                                                   6,657                 9,320             15,977
Custodian fees                                                                 66,021                87,080            153,101
Printing and postage                                                          120,150               264,350            384,500
Registration fees                                                              69,135                31,624            100,759
Audit fees                                                                     11,815                42,185             54,000
Other                                                                          44,345                89,470            133,815
--------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                             11,278,548            16,667,679         27,946,227
   Earnings credits on cash balances (Note 2)                                 (43,187)             (110,591)          (153,778)
--------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                         11,235,361            16,557,088         27,792,449
--------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                            57,364,840            88,359,762        145,724,602
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
   Security transactions (Note 3)                                         (21,451,949)            8,308,418        (13,143,531)
   Security transactions - affiliated issuers (Note 3)                             --              (333,350)          (333,350)
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on security transactions                         (21,451,949)            7,975,068        (13,476,881)
Net change in unrealized  appreciation  (depreciation)  on
   investments and on  translation  of assets and  liabilities in
   foreign currencies                                                      15,605,908            27,154,905         42,760,813
--------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                      (5,846,041)           35,129,973         29,283,932
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting  from operations         $ 51,518,799         $ 123,489,735      $ 175,008,534
================================================================================================================================

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
22 - RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

RiverSource High Yield Bond Fund

YEAR ENDED MAY 31,                                                            2006             2005
----------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                         $   145,724,602   $   169,723,289
Net realized gain (loss) on investments                                     (13,476,881)       99,786,166
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies        42,760,813        10,339,940
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             175,008,534       279,849,395
----------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                              (114,785,535)     (124,296,625)
      Class B                                                               (31,669,446)      (41,852,127)
      Class C                                                                (1,962,972)       (2,328,121)
      Class I                                                                  (154,455)             (714)
      Class Y                                                                   (40,907)          (37,185)
----------------------------------------------------------------------------------------------------------
Total distributions                                                        (148,613,315)     (168,514,772)
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
----------------------------------------------------------------------------------------------------------
Proceeds from sales
   Class A shares (Note 2)                                                  257,237,436       312,217,159
   Class B shares                                                            52,084,596        83,510,353
   Class C shares                                                             4,082,194         6,988,226
   Class I shares                                                            24,019,744                --
   Class Y shares                                                               304,037           142,851
Reinvestment of distributions at net asset value
   Class A shares                                                            84,850,899        92,086,192
   Class B shares                                                            24,780,868        33,185,884
   Class C shares                                                             1,547,960         1,862,449
   Class I shares                                                               127,612                --
   Class Y shares                                                                40,589            36,976
Payments for redemptions
   Class A shares                                                          (559,836,065)     (557,552,614)
   Class B shares (Note 2)                                                 (280,797,049)     (300,940,930)
   Class C shares (Note 2)                                                  (14,285,936)      (13,741,400)
   Class I shares                                                                (4,870)               --
   Class Y shares                                                              (147,789)         (252,914)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions          (405,995,774)     (342,457,768)
----------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                    (379,600,555)     (231,123,145)
Net assets at beginning of year                                           2,400,245,268     2,631,368,413
----------------------------------------------------------------------------------------------------------
Net assets at end of year                                               $ 2,020,644,713   $ 2,400,245,268
==========================================================================================================
Undistributed net investment income                                     $    21,606,050   $    24,365,203
----------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT - 23
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

RiverSource High Yield Bond Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource High Yield Income Series, Inc. (formerly AXP High Yield Income Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource High Yield Income Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in high-yielding, high risk corporate bonds, commonly known as junk bonds.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At May 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 1.19% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Prior to Oct. 18, 2005, the Fund invested all of its assets in the High Yield Portfolio (the Portfolio). The Fund recorded its daily share of the Portfolio's income, expenses and realized and unrealized gains and losses.


--------------------------------------------------------------------------------
24 - RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

Effective at the close of business on Oct. 17, 2005, the Portfolio was liquidated and the Fund exchanged its interest in the Portfolio for its proportionate share (99.99%) of the Portfolio's assets and liabilities. Within the statement of operations for the period from June 1, 2005 to Oct. 17, 2005, income and expense amounts include all allocations from the Portfolio in the following amounts:

Interest income                                                    $ 68,598,695
--------------------------------------------------------------------------------
Fee income from securities lending                                 $      7,740
--------------------------------------------------------------------------------
Foreign taxes withheld                                             $     (6,626)
--------------------------------------------------------------------------------
Investment management services fee                                 $  5,141,434
--------------------------------------------------------------------------------
Custodian fees                                                     $     66,021
--------------------------------------------------------------------------------
Audit fees                                                         $     11,815
--------------------------------------------------------------------------------
Other                                                              $     40,595
--------------------------------------------------------------------------------
Earnings credits on cash balances                                  $        (70)
--------------------------------------------------------------------------------

All realized and unrealized gains (losses) presented for the period from June 1, 2005 to Oct. 17, 2005 were as a result of allocations from the Portfolio.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the Board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At May 31, 2006, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at May 31, 2006 was $34,693,764 representing 1.72% of net assets. These securities are valued at fair value according to methods selected in good faith by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.


--------------------------------------------------------------------------------
RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT - 25
--------------------------------------------------------------------------------

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At May 31, 2006, the Fund has entered into outstanding when-issued securities of $14,325,000 and other forward-commitments of $6,037,354.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.


--------------------------------------------------------------------------------
26 - RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $129,560 and accumulated net realized loss has been increased by $93 resulting in a net reclassification adjustment to decrease paid-in capital by $129,467.


--------------------------------------------------------------------------------
RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT - 27
--------------------------------------------------------------------------------

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED MAY 31,                                                                       2006              2005
----------------------------------------------------------------------------------------------------------------------
CLASS A
Distributions paid from:
    Ordinary income ............................................................   $   114,785,535   $    124,296,625
    Long-term capital gain .....................................................                --                 --

CLASS B
Distributions paid from:
    Ordinary income ............................................................        31,669,446         41,852,127
    Long-term capital gain .....................................................                --                 --

CLASS C
Distributions paid from:
    Ordinary income ............................................................         1,962,972          2,328,121
    Long-term capital gain .....................................................                --                 --

CLASS I
Distributions paid from:
    Ordinary income ............................................................           154,455                714
    Long-term capital gain .....................................................                --                 --

CLASS Y
Distributions paid from:
    Ordinary income ............................................................            40,907             37,185
    Long-term capital gain .....................................................                --                 --

At May 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income ....................................................................   $     17,485,230
Accumulated long-term gain (loss) ................................................................   $ (1,406,515,123)
Unrealized appreciation (depreciation) ...........................................................   $       (115,818)

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date. Non-cash dividends or interest included in investment income, if any, are recorded at the fair market value of the security received. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily. The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.


--------------------------------------------------------------------------------
28 - RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

2. EXPENSES AND SALES CHARGES

Effective Oct. 18, 2005, the Fund entered into an Investment Management Services Agreement with RiverSource Investments, LLC (the Investment Manager) to determine which securities will be purchased, held or sold. Prior to the withdrawal of the Fund's assets from the Portfolio, Income Trust, on behalf of the Portfolio, had an Investment Management Services Agreement with Ameriprise Financial. Prior to Oct. 18, 2005, the investment management fee was assessed at the Portfolio level. The management fee is a percentage of the Fund's average daily net assets that declines from 0.59% to 0.36% annually as the Fund's assets increase. Prior to March 1, 2006, the management fee percentage of the Fund's average daily net assets declined from 0.59% to 0.465% annually as the Fund's average daily net assets increased.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.05% to 0.025% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $20.50

o     Class B $21.50

o     Class C $21.00

o     Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.


--------------------------------------------------------------------------------
RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT - 29
--------------------------------------------------------------------------------

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,701,055 for Class A, $773,659 for Class B and $4,605 for Class C for the year ended May 31, 2006.

During the period from June 1, 2005 to Oct. 17, 2005, the Fund's custodian and transfer agency fees were reduced by $43,187 as a result of earnings credits from overnight cash balances. During the period from Oct. 18, 2005 to May 31, 2006, the Fund's custodian and transfer agency fees were reduced by $110,591 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $675,316,574 and $815,544,549, respectively, for the period from June 1, 2005 to Oct. 17, 2005 and $1,283,624,391 and $1,576,499,308,
respectively, for the period from Oct. 18, 2005 to May 31, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                          YEAR ENDED MAY 31, 2006
                                         CLASS A        CLASS B       CLASS C     CLASS I    CLASS Y
-----------------------------------------------------------------------------------------------------
Sold                                    88,830,335     18,048,055    1,422,807   8,262,850   105,840
Issued for reinvested distributions     29,385,523      8,584,352      539,531      44,099    14,060
Redeemed                              (193,986,747)   (97,132,059)  (4,983,626)     (1,684)  (51,172)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                (75,770,889)   (70,499,652)  (3,021,288)  8,305,265    68,728
-----------------------------------------------------------------------------------------------------

                                                          YEAR ENDED MAY 31, 2005
                                         CLASS A        CLASS B       CLASS C     CLASS I    CLASS Y
-----------------------------------------------------------------------------------------------------
Sold                                   109,138,119     29,051,154    2,446,050          --    49,400
Issued for reinvested distributions     32,037,784     11,569,033      652,218          --    12,883
Redeemed                              (194,275,869)  (105,528,720)  (4,819,023)         --   (88,370)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                (53,099,966)   (64,908,533)  (1,720,755)         --   (26,087)
-----------------------------------------------------------------------------------------------------

5. LENDING OF PORTFOLIO SECURITIES

At May 31, 2006, securities valued at $3,880,000 were on loan to brokers. For collateral, the Fund received $4,100,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $191,425 for the year ended May 31, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


--------------------------------------------------------------------------------
30 - RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended May 31, 2006.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $1,406,515,123 at May 31, 2006, that if not offset by capital gains will expire as follows:

    2008          2009           2010           2011           2014          2015
$80,574,095   $226,001,198   $517,121,802   $552,664,309   $19,048,600   $11,105,119

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.


--------------------------------------------------------------------------------
RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT - 31
--------------------------------------------------------------------------------

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.


--------------------------------------------------------------------------------
32 - RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                                   2006        2005        2004        2003        2002
Net asset value, beginning of period                                      $   2.86    $   2.74    $   2.62    $   2.65    $   3.07
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                   .20         .19         .21         .21         .25
Net gains (losses) (both realized and unrealized)                              .03         .12         .11        (.03)       (.38)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                               .23         .31         .32         .18        (.13)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                          (.20)       (.19)       (.20)       (.20)       (.24)
Tax return of capital                                                           --          --          --        (.01)       (.05)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                           (.20)       (.19)       (.20)       (.21)       (.29)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $   2.89    $   2.86    $   2.74    $   2.62    $   2.65
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   $  1,535    $  1,735    $  1,810    $  1,662    $  1,681
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                              1.08%       1.04%       1.04%       1.07%       1.03%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets             6.78%       6.67%       7.47%       8.35%       8.73%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                       93%        105%        140%        139%        125%
------------------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                               8.27%      11.56%      12.51%       7.53%      (4.31%)
------------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.


--------------------------------------------------------------------------------
RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT - 33
--------------------------------------------------------------------------------

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                                   2006        2005        2004        2003        2002
Net asset value, beginning of period                                      $   2.86    $   2.74    $   2.62    $   2.65    $   3.07
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                   .18         .17         .19         .19         .23
Net gains (losses) (both realized and unrealized)                              .03         .12         .11        (.03)       (.38)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                               .21         .29         .30         .16        (.15)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                          (.18)       (.17)       (.18)       (.18)       (.22)
Tax return of capital                                                           --          --          --        (.01)       (.05)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                           (.18)       (.17)       (.18)       (.19)       (.27)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $   2.89    $   2.86    $   2.74    $   2.62    $   2.65
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   $    433    $    629    $    781    $    748    $    748
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                              1.83%       1.79%       1.80%       1.83%       1.79%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets             6.00%       5.92%       6.70%       7.59%       7.94%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                       93%        105%        140%        139%        125%
------------------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                               7.45%      10.72%      11.66%       6.73%      (5.05%)
------------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.


--------------------------------------------------------------------------------
34 - RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

CLASS C
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                                   2006        2005        2004        2003        2002
Net asset value, beginning of period                                      $   2.84    $   2.73    $   2.61    $   2.64    $   3.05
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                   .18         .17         .19         .19         .23
Net gains (losses) (both realized and unrealized)                              .03         .11         .11        (.03)       (.37)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                               .21         .28         .30         .16        (.14)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                          (.18)       (.17)       (.18)       (.18)       (.22)
Tax return of capital                                                           --          --          --        (.01)       (.05)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                           (.18)       (.17)       (.18)       (.19)       (.27)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $   2.87    $   2.84    $   2.73    $   2.61    $   2.64
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   $     28    $     36    $     39    $     31    $     21
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                              1.83%       1.79%       1.80%       1.83%       1.79%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets             6.02%       5.92%       6.71%       7.52%       7.39%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                       93%        105%        140%        139%        125%
------------------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                               7.47%      10.35%      11.71%       6.78%      (4.76%)
------------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.


--------------------------------------------------------------------------------
RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT - 35
--------------------------------------------------------------------------------

CLASS I
--------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
--------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                                   2006        2005        2004(b)
Net asset value, beginning of period                                      $   2.86    $   2.74    $   2.83
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                   .21         .21         .08
Net gains (losses) (both realized and unrealized)                              .03         .11        (.11)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                               .24         .32        (.03)
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                          (.21)       (.20)       (.06)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $   2.89    $   2.86    $   2.74
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   $     24    $     --    $     --
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                               .69%        .64%        .65%(d)
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets             7.49%       7.06%       7.30%(d)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                       93%        105%        140%
--------------------------------------------------------------------------------------------------------------
Total return(e)                                                               8.69%      11.97%      (1.39%)(f)
--------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)   Adjusted to an annual basis.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.


--------------------------------------------------------------------------------
36 - RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

CLASS Y
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                                   2006        2005        2004        2003        2002
Net asset value, beginning of period                                      $   2.86    $   2.74    $   2.62    $   2.65    $   3.07
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                   .21         .20         .21         .21         .26
Net gains (losses) (both realized and unrealized)                              .02         .12         .12        (.03)       (.38)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                               .23         .32         .33         .18        (.12)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                          (.20)       (.20)       (.21)       (.20)       (.25)
Tax return of capital                                                           --          --          --        (.01)       (.05)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                           (.20)       (.20)       (.21)       (.21)       (.30)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $   2.89    $   2.86    $   2.74    $   2.62    $   2.65
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   $      1    $      1    $      1    $      1    $      1
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                               .90%        .87%        .88%        .91%        .87%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets             6.96%       6.84%       7.60%       8.52%       8.80%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                       93%        105%        140%        139%        125%
------------------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                               8.45%      11.75%      12.67%       7.70%     (4.17%)
------------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.


--------------------------------------------------------------------------------
RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT - 37
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE HIGH YIELD INCOME SERIES, INC.

We have audited the accompanying statement of assets and liabilities of RiverSource High Yield Bond Fund (a series of RiverSource High Yield Income Series, Inc.) as of May 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2006, and the financial highlights for each of the years in the five-year period ended May 31, 2006. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource High Yield Bond Fund as of May 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
July 20, 2006


--------------------------------------------------------------------------------
38 - RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

RiverSource High Yield Bond Fund
Fiscal year ended May 31, 2006

CLASS A

INCOME DISTRIBUTIONS -- taxable as dividend income:

        Qualified Dividend Income for individuals ...................      0.03%
        Dividends Received Deduction for corporations ...............      0.03%

PAYABLE DATE                                                           PER SHARE
June 29, 2005 .......................................................  $ 0.01600
July 28, 2005 .......................................................    0.01600
Aug. 29, 2005 .......................................................    0.01600
Sept. 29, 2005 ......................................................    0.01600
Oct. 27, 2005 .......................................................    0.01600
Nov. 29, 2005 .......................................................    0.01700
Dec. 22, 2005 .......................................................    0.01885
Jan. 26, 2006 .......................................................    0.01657
Feb. 27, 2006 .......................................................    0.01879
March 27, 2006 ......................................................    0.01600
April 26, 2006 ......................................................    0.01600
May 25, 2006 ........................................................    0.01600
Total distributions .................................................  $ 0.19921

CLASS B

INCOME DISTRIBUTIONS -- taxable as dividend income:

        Qualified Dividend Income for individuals ...................      0.03%
        Dividends Received Deduction for corporations ...............      0.03%

PAYABLE DATE                                                           PER SHARE
June 29, 2005 .......................................................  $ 0.01396
July 28, 2005 .......................................................    0.01424
Aug. 29, 2005 .......................................................    0.01401
Sept. 29, 2005 ......................................................    0.01411
Oct. 27, 2005 .......................................................    0.01438
Nov. 29, 2005 .......................................................    0.01503
Dec. 22, 2005 .......................................................    0.01746
Jan. 26, 2006 .......................................................    0.01446
Feb. 27, 2006 .......................................................    0.01685
March 27, 2006 ......................................................    0.01430
April 26, 2006 ......................................................    0.01417
May 25, 2006 ........................................................    0.01423
Total distributions .................................................  $ 0.17720


--------------------------------------------------------------------------------
RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT - 39
--------------------------------------------------------------------------------

CLASS C

INCOME DISTRIBUTIONS -- taxable as dividend income:

        Qualified Dividend Income for individuals ...................      0.03%
        Dividends Received Deduction for corporations ...............      0.03%

PAYABLE DATE                                                           PER SHARE
June 29, 2005 .......................................................  $ 0.01388
July 28, 2005 .......................................................    0.01415
Aug. 29, 2005 .......................................................    0.01396
Sept. 29, 2005 ......................................................    0.01403
Oct. 27, 2005 .......................................................    0.01430
Nov. 29, 2005 .......................................................    0.01495
Dec. 22, 2005 .......................................................    0.01737
Jan. 26, 2006 .......................................................    0.01438
Feb. 27, 2006 .......................................................    0.01676
March 27, 2006 ......................................................    0.01422
April 26, 2006 ......................................................    0.01409
May 25, 2006 ........................................................    0.01415
Total distributions .................................................  $ 0.17624

CLASS I

INCOME DISTRIBUTIONS -- taxable as dividend income:

        Qualified Dividend Income for individuals ...................      0.03%
        Dividends Received Deduction for corporations ...............      0.03%

PAYABLE DATE                                                           PER SHARE
June 29, 2005 .......................................................  $ 0.01709
July 28, 2005 .......................................................    0.01695
Aug. 29, 2005 .......................................................    0.01701
Sept. 29, 2005 ......................................................    0.01700
Oct. 27, 2005 .......................................................    0.01688
Nov. 29, 2005 .......................................................    0.01807
Dec. 22, 2005 .......................................................    0.01959
Jan. 26, 2006 .......................................................    0.01739
Feb. 27, 2006 .......................................................    0.01983
March 27, 2006 ......................................................    0.01689
April 26, 2006 ......................................................    0.01695
May 25, 2006 ........................................................    0.01692
Total distributions .................................................  $ 0.21057


--------------------------------------------------------------------------------
40 - RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

CLASS Y

INCOME DISTRIBUTIONS -- taxable as dividend income:

        Qualified Dividend Income for individuals ...................      0.03%
        Dividends Received Deduction for corporations ...............      0.03%

PAYABLE DATE                                                           PER SHARE
June 29, 2005 .......................................................  $ 0.01645
July 28, 2005 .......................................................    0.01639
Aug. 29, 2005 .......................................................    0.01642
Sept. 29, 2005 ......................................................    0.01641
Oct. 27, 2005 .......................................................    0.01638
Nov. 29, 2005 .......................................................    0.01743
Dec. 22, 2005 .......................................................    0.01914
Jan. 26, 2006 .......................................................    0.01704
Feb. 27, 2006 .......................................................    0.01922
March 27, 2006 ......................................................    0.01637
April 26, 2006 ......................................................    0.01640
May 25, 2006 ........................................................    0.01639
Total distributions .................................................  $ 0.20404


--------------------------------------------------------------------------------
RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT - 41
--------------------------------------------------------------------------------

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
42 - RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

                                                  BEGINNING        ENDING         EXPENSES
                                                ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING      ANNUALIZED
                                                 DEC. 1, 2005    MAY 31, 2006   THE PERIOD(a)   EXPENSE RATIO
--------------------------------------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------------------------------------
   Actual(b)                                       $ 1,000        $ 1,047.50      $   5.51          1.08%
--------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)        $ 1,000        $ 1,019.55      $   5.44          1.08%
--------------------------------------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------------------------------------
   Actual(b)                                       $ 1,000        $ 1,043.50      $   9.43          1.85%
--------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)        $ 1,000        $ 1,015.71      $   9.30          1.85%
--------------------------------------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------------------------------------
   Actual(b)                                       $ 1,000        $ 1,043.70      $   9.38          1.84%
--------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)        $ 1,000        $ 1,015.76      $   9.25          1.84%
--------------------------------------------------------------------------------------------------------------
Class I
--------------------------------------------------------------------------------------------------------------
   Actual(b)                                       $ 1,000        $ 1,049.50      $   3.53           .69%
--------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)        $ 1,000        $ 1,021.49      $   3.48           .69%
--------------------------------------------------------------------------------------------------------------
Class Y
--------------------------------------------------------------------------------------------------------------
   Actual(b)                                       $ 1,000        $ 1,048.40      $   4.65           .91%
--------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)        $ 1,000        $ 1,020.39      $   4.58           .91%
--------------------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended May 31, 2006: +4.75% for Class A, +4.35% for Class B, +4.37% for Class C, +4.95% for Class I and +4.84% for Class Y.


--------------------------------------------------------------------------------
RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT - 43
--------------------------------------------------------------------------------

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 99 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                        POSITION HELD
ADDRESS,                     WITH FUND AND           PRINCIPAL OCCUPATION                 OTHER
AGE                          LENGTH OF SERVICE       DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------
Kathleen Blatz               Board member            Chief Justice, Minnesota Supreme
901 S. Marquette Ave.        since 2006              Court, 1998-2005
Minneapolis, MN 55402
Age 52
-----------------------------------------------------------------------------------------------------------------------
Arne H. Carlson              Board member            Chair, Board Services Corporation
901 S. Marquette Ave.        since 1999              (provides administrative services
Minneapolis, MN 55402                                to boards); former Governor of
Age 71                                               Minnesota

-----------------------------------------------------------------------------------------------------------------------
Patricia M. Flynn            Board member            Trustee Professor of Economics and
901 S. Marquette Ave.        since 2004              Management, Bentley College;
Minneapolis, MN 55402                                former Dean, McCallum Graduate
Age 55                                               School of Business, Bentley College
-----------------------------------------------------------------------------------------------------------------------
Anne P. Jones                Board member            Attorney and Consultant
901 S. Marquette Ave.        since 1985
Minneapolis, MN 55402
Age 71
-----------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind              Board member            Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.        since 2005              Asset Management                     Insurance
Minneapolis, MN 55402
Age 70
-----------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.        Board member            President Emeritus and  Professor    Valmont Industries, Inc.
901 S. Marquette Ave.        since 2002              of Economics, Carleton College       (manufactures irrigation
Minneapolis, MN 55402                                                                     systems)
Age 67
-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
44 - RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

NAME,                        POSITION HELD
ADDRESS,                     WITH FUND AND           PRINCIPAL OCCUPATION                 OTHER
AGE                          LENGTH OF SERVICE       DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------
Catherine James Paglia       Board member            Director, Enterprise Asset           Strategic Distribution, Inc.
901 S. Marquette Ave.        since 2004              Management, Inc. (private            (transportation,
Minneapolis, MN 55402                                real estate and asset                distribution and logistics
Age 53                                               management company)                  consultants)
-----------------------------------------------------------------------------------------------------------------------
Vikki L. Pryor               Board member            President and Chief Executive
901 S. Marquette Ave.        since 2006              Officer, SBLI USA Mutual Life
Minneapolis, MN 55402                                Insurance Company, Inc. since
Age 52                                               1999
-----------------------------------------------------------------------------------------------------------------------
Alan K. Simpson              Board member            Former three-term United
1201 Sunshine Ave.           since 1997              States Senator for Wyoming
Cody, WY 82414
Age 74
-----------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby         Board member            Chief Executive Officer,             Hybridon, Inc.
901 S. Marquette Ave.        since 2002              RiboNovix, Inc. since 2003           (biotechnology); American
Minneapolis, MN 55402                                (biotechnology); former              Healthways, Inc. (health
Age 62                                               President, Forester Biotech          management programs)
-----------------------------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                        POSITION HELD
ADDRESS,                     WITH FUND AND           PRINCIPAL OCCUPATION                 OTHER
AGE                          LENGTH OF SERVICE       DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------
William F. Truscott          Board member            President - U.S. Asset
53600 Ameriprise             since 2001,             Management and Chief
Financial Center             Vice                    Investment Officer,
Minneapolis, MN 55474        President               Ameriprise Financial, Inc.
Age 45                       since 2002              and President, Chairman of
                                                     the Board and Chief
                                                     Investment Officer,
                                                     RiverSource Investments, LLC
                                                     since 2005; Senior Vice
                                                     President - Chief Investment
                                                     Officer, Ameriprise
                                                     Financial, Inc. and Chairman
                                                     of the Board and Chief
                                                     Investment Officer,
                                                     RiverSource Investments,
                                                     LLC,  2001-2005
-----------------------------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.


--------------------------------------------------------------------------------
RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT - 45
--------------------------------------------------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                               POSITION HELD
ADDRESS,                            WITH FUND AND              PRINCIPAL OCCUPATION
AGE                                 LENGTH OF SERVICE          DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox                      Treasurer                  Vice President - Investment Accounting, Ameriprise
105 Ameriprise Financial Center     since 2002                 Financial, Inc., since 2002; Vice President -
Minneapolis, MN 55474                                          Finance, American Express Company, 2000-2002
Age 51
-----------------------------------------------------------------------------------------------------------------------
Michelle M. Keeley                  Vice President             Executive Vice President - Equity and Fixed Income,
172 Ameriprise Financial Center     since 2004                 Ameriprise Financial, Inc. and RiverSource
Minneapolis, MN 55474                                          Investments, LLC since 2006; Senior Vice President
Age 42                                                         - Fixed Income, Ameriprise Financial, Inc.,
                                                               2002-2006 and RiverSource Investments, LLC,
                                                               2004-2006; Managing Director, Zurich Global Assets,
                                                               2001-2002
-----------------------------------------------------------------------------------------------------------------------
Paula R. Meyer                      President                  Senior Vice President - Mutual Funds, Ameriprise
596 Ameriprise Financial Center     since 2002                 Financial, Inc.,  since 2002 and Senior Vice
Minneapolis, MN 55474                                          President, RiverSource Investments, LLC since 2004;
Age 52                                                         Vice President and Managing Director - American
                                                               Express Funds, Ameriprise Financial, Inc., 2000-2002
-----------------------------------------------------------------------------------------------------------------------
Leslie L. Ogg                       Vice President,            President of Board Services Corporation
901 S. Marquette Ave.               General Counsel,
Minneapolis, MN 55402               and Secretary
Age 67                              since 1978
-----------------------------------------------------------------------------------------------------------------------
Edward S. Dryden 1875               Acting Chief               Vice President - Asset Management Compliance,
Ameriprise Financial Center         Compliance                 RiverSource Investments, LLC since 2006; Chief
Minneapolis, MN 55474               Officer since              Compliance Officer - Mason Street Advisors, LLC,
Age 40                              2006                       2002-2006
-----------------------------------------------------------------------------------------------------------------------
Neysa M. Alecu 2934                 Anti-Money                 Compliance Director and Anti-Money Laundering
Ameriprise Financial Center         Laundering                 Officer, Ameriprise Financial, Inc. since 2004;
Minneapolis, MN 55474               Officer since              Manager Anti-Money Laundering, Ameriprise
Age 42                              2004                       Financial, Inc., 2003-2004; Compliance Director and
                                                               Bank Secrecy Act Officer, American Express
                                                               Centurion Bank, 2000-2003
-----------------------------------------------------------------------------------------------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting www.riversource.com/funds.


--------------------------------------------------------------------------------
46 - RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

During the period covered by this report, RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), served as the investment manager to RiverSource funds under an Investment Management Services Agreement ("IMS Agreement").

The Board of Directors (the "Board") annually determines whether to continue the IMS Agreement and subadvisory agreements, as applicable, by evaluating the quality and level of services received and the costs associated with those services. The Board did not make the specific determination this year as each fund's IMS Agreement was approved by the vote of a majority of the outstanding voting securities of the funds at a shareholder meeting held on Feb. 15, 2006.


--------------------------------------------------------------------------------
RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT - 47
--------------------------------------------------------------------------------

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting www.riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by visiting www.riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
48 - RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE HIGH YIELD BOND FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                    AFFIRMATIVE                   WITHHOLD
-----------------------------------------------------------------------------
Kathleen Blatz                   1,518,097,434.64              39,375,906.13
-----------------------------------------------------------------------------
Arne H. Carlson                  1,515,143,529.76              42,329,811.01
-----------------------------------------------------------------------------
Patricia M. Flynn                1,519,942,241.94              37,531,098.83
-----------------------------------------------------------------------------
Anne P. Jones                    1,516,257,504.34              41,215,836.43
-----------------------------------------------------------------------------
Jeffrey Laikind                  1,518,573,347.45              38,899,993.32
-----------------------------------------------------------------------------
Stephen R. Lewis, Jr.            1,519,399,160.04              38,074,180.73
-----------------------------------------------------------------------------
Catherine James Paglia           1,519,493,457.80              37,979,882.97
-----------------------------------------------------------------------------
Vikki L. Pryor                   1,519,584,236.38              37,889,104.39
-----------------------------------------------------------------------------
Alan K. Simpson                  1,513,617,640.18              43,855,700.59
-----------------------------------------------------------------------------
Alison Taunton-Rigby             1,519,949,504.64              37,523,836.13
-----------------------------------------------------------------------------
William F. Truscott              1,518,816,328.79              38,657,011.98
-----------------------------------------------------------------------------

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

   AFFIRMATIVE           AGAINST           ABSTAIN           BROKER NON-VOTES
-----------------------------------------------------------------------------
1,489,109,922.31      38,887,374.81     29,350,065.01           125,978.64
-----------------------------------------------------------------------------


--------------------------------------------------------------------------------
RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT - 49
--------------------------------------------------------------------------------

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

   AFFIRMATIVE           AGAINST           ABSTAIN           BROKER NON-VOTES
-----------------------------------------------------------------------------
1,495,903,256.64      30,109,215.26     31,334,890.23           125,978.64
-----------------------------------------------------------------------------

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

   AFFIRMATIVE           AGAINST           ABSTAIN           BROKER NON-VOTES
-----------------------------------------------------------------------------
1,491,598,042.98      34,586,654.74     31,162,664.41           125,978.64
-----------------------------------------------------------------------------

TEN PERCENT LIMITATION IN SINGLE ISSUER

   AFFIRMATIVE           AGAINST           ABSTAIN           BROKER NON-VOTES
-----------------------------------------------------------------------------
1,488,575,753.33      36,540,829.61     32,230,779.19           125,978.64
-----------------------------------------------------------------------------

LENDING

   AFFIRMATIVE           AGAINST           ABSTAIN           BROKER NON-VOTES
-----------------------------------------------------------------------------
1,479,960,877.15      44,150,090.95     33,236,394.03           125,978.64
-----------------------------------------------------------------------------

BORROWING

   AFFIRMATIVE           AGAINST           ABSTAIN           BROKER NON-VOTES
-----------------------------------------------------------------------------
1,484,116,423.48      42,091,223.14     31,139,715.51           125,978.64
-----------------------------------------------------------------------------


--------------------------------------------------------------------------------
50 - RIVERSOURCE HIGH YIELD BOND FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

RIVERSOURCE(SM) HIGH YIELD BOND FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS

                              This report must be accompanied or preceded by the
                              Fund's current prospectus. RiverSource Funds are
                              managed by RiverSource Investments, LLC and
                              distributed by Ameriprise Financial Services,
                              Inc., Member NASD. Both companies are part of
RIVERSOURCE [LOGO](SM)        Ameriprise Financial, Inc.
       INVESTMENTS

                                                                S-6370 AA (7/06)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone and Anne P. Jones, each qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended May 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for RiverSource High Yield Income Series, Inc. were as follows:

                  2006 - $13,000;                           2005 - $13,000

(b) Audit - Related Fees. The fees paid for the years ended May 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for RiverSource High Yield Income Series, Inc. were as follows:

                  2006 - $502;                              2005 - $563

(c) Tax Fees. The fees paid for the years ended May 31, to KPMG LLP for tax compliance related services for RiverSource High Yield Income Series, Inc. were as follows:

                  2006 - $31,350;                           2005 - $2,639

(d) All Other Fees. The fees paid for the years ended May 31, to KPMG LLP for additional professional services rendered for RiverSource High Yield Income Series, Inc. were as follows:

                  2006 - $1,230;                            2005 - $755


(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2006 and 2005 were pre-approved by the audit committee.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended May 31, by the registrant for non-audit services to KPMG LLP were as follows:

                  2006 -$86,080;                            2005 - $142,294

         The fees paid for the years ended May 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                  2006 - $53,500;                           2005 - $138,900

(h) 100% of the services performed for item (g) above during 2006 and 2005 were pre-approved by the audit committee.

*2005 represents bills paid 6/1/04 - 5/31/05
 2006 represents bills paid 6/1/05 - 5/31/06


Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  RiverSource High Yield Income Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          July 28, 2006



     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          July 28, 2006




By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          July 28, 2006